Exhibit 21.1
Set forth below are subsidiaries of Chubb and their respective jurisdiction of ownership and percentage ownership, in each case as of December 31, 2025. Each of the named subsidiaries is not necessarily a significant subsidiary as defined in Rule 1-02(w) of Regulation S-X, and Chubb has several additional subsidiaries not named below. The unnamed subsidiaries, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary at the end of the year covered by this report.

Name	Jurisdiction of Organization	Percentage Ownership
Chubb Limited	Switzerland	Publicly held
Chubb Insurance (Switzerland) Limited	Switzerland	100%
Chubb Reinsurance (Switzerland) Limited	Switzerland	100%
LINA Life Insurance Company of Korea	Korea	100%
LINA ONE	Korea	100%
Chubb Group Management and Holdings Ltd.	Bermuda	100%
Chubb Bermuda Insurance Ltd.	Bermuda	100%
Paget Reinsurance Ltd.	Bermuda	100%
ACE Capital Title Reinsurance Company	USA (New York)	100%
Green & Grey Financial Solutions International, Ltd.	Bermuda	100%
Corporate Officers & Directors Assurance Ltd.	Bermuda	100%
Oasis Real Estate Company Ltd.	Bermuda	100%
Scarborough Property Holdings Ltd.	Bermuda	40%
Sovereign Risk Insurance Limited	Bermuda	100%
Chubb Realty Holdings Ltd.	Bermuda	100%
Freisenbruch-Meyer Insurance Ltd.	Bermuda	40%
Freisenbruch-Meyer Insurance Services Ltd.	Bermuda	40%
Chubb Market Company Limited	England & Wales	100%
Chubb Tarquin	England & Wales	100%
Chubb Capital V Limited	England & Wales	100%
Chubb Leadenhall Limited	England & Wales	100%
Chubb Underwriting Agencies Limited	England & Wales	100%
Chubb Capital I Limited	England & Wales	100%
Chubb Capital III Limited	England & Wales	100%
Chubb Capital IV Limited	England & Wales	100%
Chubb Capital VI Limited	England & Wales	100%
Chubb London Holdings Limited	England & Wales	100%
Chubb Capital II Limited	England & Wales	100%
Chubb London Investments Limited	England & Wales	100%
Chubb European Group Ltd.	England & Wales	100%
Chubb London Limited	England & Wales	100%
Chubb Company Services Limited	England & Wales	100%
Chubb London Services Limited	England & Wales	100%
Chubb Intermediaries Bermuda Ltd.	Bermuda	100%
Chubb Services Limited	Cayman Islands	100%
Oasis Insurance Services Ltd.	Bermuda	100%
Chubb Tempest Life Reinsurance Ltd	Bermuda	100%
Chubb Tempest Reinsurance Ltd.	Bermuda	100%
Chubb Life Europe SE	France	99.99% 0.01% (Chubb Group Management and Holdings Ltd.)

Chubb Tempest Reinsurance Ltd. Escritório de Representação No Brasil Ltda.	Brazil	99.9999309% 0.0000691% (Chubb Tempest Life Reinsurance Ltd.)
ABR Reinsurance Capital Holdings Ltd.	Bermuda	19.1483%
Oasis Investments Ltd.	Bermuda	66.66% 33.33% (Chubb Bermuda Insurance Ltd.)
Oasis Investments 2 Ltd.	Bermuda	66.66% 33.33% (Chubb Bermuda Insurance Ltd.)
Chubb Group Holdings Inc.	USA (Delaware)	100%
Chubb (CR) Holdings	England & Wales	100%
Chubb Capital VII Limited	England & Wales	100%
Chubb (RGB) Holdings Limited	England & Wales	100%
Chubb (CIDR) Limited	England & Wales	100%
Ridge Underwriting Agencies Limited	England & Wales	100%
Chubb Asset Management Inc.	USA (Delaware)	100%
ACE Life Insurance Company	USA (Connecticut)	100%
Chubb INA Holdings LLC	USA (Delaware)	87.9864606% 12.0135394% (Chubb Limited)
Chubb Business Services India Private Limited	India	99.9% 0.1% (Chubb India Holdings LLC)
DHC Corporation	USA (Delaware)	100%
Pacific Indemnity Company	USA (Delaware)	100%
Executive Risk Indemnity Inc.	USA (Delaware)	100%
Executive Risk Specialty Insurance Company	USA (Connecticut)	100%
Chubb Custom Insurance Company	USA (New Jersey)	100%
Chubb India Holdings LLC	USA (Delaware)	100%
Chubb Global Financial Services Corporation	USA (Delaware)	100%
Harbor Island Indemnity Ltd.	Bermuda	100%
StreamLabs, Inc.	USA (New Jersey)	100%
Bellemead Development Corporation	USA (Delaware)	100%
Bellemead/Marina Del Rey Corp.	USA (Delaware)	100%
Halifax Plantation Golf Management, Inc.	USA (Florida)	100%
Halifax Plantation, Inc.	USA (Florida)	100%
Halifax Plantation Golf, Inc.	USA (Florida)	100%
Halifax Plantation Realty, Inc.	USA (Florida)	100%
1717 Naperville Corp.	USA (Illinois)	100%
1250 Diehl Corp.	USA (Illinois)	100%
Federal Insurance Company	USA (Indiana)	100%
Chubb Indemnity Insurance Company	USA (New York)	100%
Chubb National Insurance Company	USA (Indiana)	100%
Chubb Insurance Company of New Jersey	USA (New Jersey)	100%
Chubb Lloyds Insurance Company of Texas	USA (Texas)	100%
Great Northern Insurance Company	USA (Indiana)	100%

Vigilant Insurance Company	USA (New York)	100%
Chubb Financial Solutions (Bermuda) Ltd.	Bermuda	100%
Chubb Insurance Company Limited	China	100%
Chubb Life Insurance Korea Company Ltd.	Korea	100%
Combined Insurance Company of America	USA (Illinois)	100%
Combined Life Insurance Company of New York	USA (New York)	100%
Combined Financial Services Inc.	Canada	100%
Chiewchanwit Company Limited	Thailand	49%
Huatai Insurance Group Co., Ltd.	China	36.3453% (Chubb INA Holdings LLC) 25.9576% (Chubb Tempest Reinsurance Ltd.) 12.911% (ACE American Insurance Company) 10.931% (Chubb Bermuda Insurance Ltd.) 1.0065% (Chubb Tempest Life Reinsurance Ltd.)
Huatai Asset Management Co., Ltd.	China	90.91%
Huatai Baoli Investment Management Co., Ltd	China	100%
Huatai Baoxing Fund Management Co., Ltd.	China	85%
Huatai Insurance Sales Company	China	100%
Huatai Property & Casualty Insurance Co., Ltd.	China	100%
Huatai Life Insurance Company, Limited	China	79.7304% 20% (Chubb INA Holdings LLC)
Huatai Shibo Real Estate Company Limited	China	100%
Huatai Weiye Shanghai Insurance Brokerage Company	China	100%
INA Corporation	USA (Pennsylvania)	100%
INA Tax Benefits Reporting, Inc.	USA (Delaware)	100%
Chubb Investment Management (HK) Limited	Hong Kong SAR	100%
INA Financial Corporation	USA (Delaware)	100%
Brandywine Holdings Corporation	USA (Delaware)	100%
Cravens, Dargan & Company, Pacific Coast	USA (Delaware)	100%
Century Indemnity Company	USA (Pennsylvania)	100%
Century International Reinsurance Company Ltd.	Bermuda	100%
INA Holdings Corporation	USA (Delaware)	100%
INA International Holdings, LLC	USA (Delaware)	100%
Chubb INA Properties, Inc.	USA (Delaware)	100%
Conference Facilities, Inc.	USA (Pennsylvania)	100%
ESIS, Inc.	USA (Pennsylvania)	100%
ESIS Canada Inc.	Canada	100%
ESIS Environmental Health and Safety Consulting (Shanghai) Company Limited	China	100%
Chubb Global Risk Advisors Pte. Ltd.	Singapore	100%
Chubb INA Excess and Surplus Insurance Services, Inc.	USA (Pennsylvania)	100%

Chubb Excess and Surplus Insurance Services Inc.	USA (California)	100%
Chubb Alternative Risk Solutions Inc.	USA (Delaware)	100%
ACE American Insurance Company	USA (Pennsylvania)	100%
Bankers Standard Insurance Company	USA (Pennsylvania)	100%
Indemnity Insurance Company of North America	USA (Pennsylvania)	100%
Penn Millers Holding Corporation	USA (Pennsylvania)	100%
Penn Millers Insurance Company	USA (Pennsylvania)	100%
Penn Millers Agency, Inc.	USA (Pennsylvania)	100%
Pacific Employers Insurance Company	USA (Pennsylvania)	100%
Illinois Union Insurance Company	USA (Illinois)	100%
Rain and Hail Insurance Service, Inc.	USA (Iowa)	100%
Agri General Insurance Company	USA (Iowa)	100%
Rain and Hail L.L.C.	USA (Iowa)	100%
Agri General Insurance Service, Inc.	USA (Iowa)	100%
Rain and Hail Insurance Service International, Inc.	USA (Iowa)	100%
Rain and Hail Insurance Service, Ltd.	Canada	100%
Rain and Hail Insurance Service de Mexico, S.A. de C.V.	Mexico	100%
Insurance Company of North America	USA (Pennsylvania)	100%
Chubb & Son Inc.	USA (New York)	100%
Chubb Insurance Solutions Agency Inc.	USA (Delaware)	100%
Chubb Services Corporation	USA (Illinois)	100%
ACE Property and Casualty Insurance Company	USA (Pennsylvania)	100%
ACE Fire Underwriters Insurance Company	USA (Pennsylvania)	100%
Atlantic Employers Insurance Company	USA (New Jersey)	100%
ACE Insurance Company of the Midwest	USA (Indiana)	100%
Chubb Tempest Re USA LLC	USA (Connecticut)	100%
Chubb Structured Products Inc.	USA (Delaware)	100%
Recovery Services International, Inc.	USA (Delaware)	100%
Chubb Studio Inc.	USA (Delaware)	100%
Chubb INA International Holdings Ltd.	USA (Delaware)	100%
Chubb Engineering & Services Colombia S.A.S.	Colombia	100%
Chubb Digital Partners Private Limited	India	99.9% 0.1% (Chubb Fianzas Holdings LLC)
Chubb Europe Services Ltd.	UK	100%
Chubb Insurance Service Company Ltd.	UK	100%
Chubb Capital Ltd.	UK	100%
Combined Life Insurance Company of Australia, Ltd.	Australia	100%
Chubb Arabia Cooperative Insurance Company	Saudi Arabia	30%
Chubb Servicios Panama S.A.	Panama	100%
Chubb Fianzas Holdings LLC	USA (Delaware)	100%
FM Holdco LLC	USA (Delaware)	100%

Chubb Fianzas Monterrey, Aseguradora de Caución, S.A.	Mexico	99.90% 0.05% (AFIA Finance Corporation) 0.05% (Chubb Global Financial Services Corporation)
Chubb Seguros Mexico Holdings Inc.	USA (Delaware)	100%
Chubb Digital Services, S.A. de C.V.	Mexico	80%
Ally Insurance Holdings LLC	USA (Delaware)	100%
ABA Mexico Holdings LLC	USA (Delaware)	100%
ABA Garantías S.A. de C.V.	Mexico	99.99% 0.01% (AFIA Finance Corporation)
Chubb Seguros México S.A.	Mexico	99.9999996% 0.0000003% (AFIA Finance Corporation) 0.0000001% (Chubb Global Financial Services Corporation)
ABA Asistencias, S.A. de C.V.	Mexico	99.998% 0.002% (ABA Garantías S.A. de C.V.)
Chubb Life Insurance Company Ltd.	Bermuda	100%
Chubb Insurance Malaysia Berhad	Malaysia	100%
INACOMB, S. de R.L. de C.V.	Mexico	99.998% 0.002% (FM Holdco LLC)
Chubb Holdings Australia Pty Limited	Australia	100%
Chubb Insurance Australia Limited	Australia	100%
Catalyst Consulting (AUST) Pty. Ltd.	Australia	100%
PT Chubb Life Insurance Indonesia	Indonesia	59.35% (Chubb INA International Holding Ltd.) 38.87% (Chubb INA Holdings LLC)
Chubb Life Insurance Vietnam Company Limited	Vietnam	100%
Chubb Life Fund Management Company Limited	Vietnam	100%
Chubb Insurance Vietnam Company Limited	Vietnam	100%
Chubb Seguros Chile S.A.	Chile	98.974628% (Chubb INA International Holdings Ltd., Agencia en Chile) 1.002135% (AFIA Finance Corporation, Agencia en Chile)
Chubb Seguros Brasil S.A.	Brazil	83.17% 16.82% (DHC Corporation) 0.01% (Chubb Brazil Holdings Ltd.)

Chubb Serviços Brasil Ltda	Brazil	99% 1% (AFIA Finance Corporation)
Chubb Servicios México, S.A. de C.V.	Mexico	99.9% 0.1% (AFIA Finance Corporation)
Chubb Seguros Argentina S.A.	Argentina	23.4741% 75.7651% (Federal Insurance Company) 0.7561% (AFIA Finance Corporation)
Chubb INA International Holdings Ltd., Agencia en Chile	Chile	100%
Inversiones Vita S.A.	Chile	99.858408% (Chubb INA International Holdings Ltd., Agencia en Chile) 0.141592% (AFIA Finance Corporation, Agencia en Chile)
Chubb Seguros de Vida Chile S.A.	Chile	41.912% (Chubb INA International Holdings Ltd., Agencia en Chile) 0.233% (AFIA Finance Corporation, Agencia en Chile) 57.855% (Inversiones Vita S.A.)
Ventas Personales Limitada	Chile	99% (Chubb INA International Holdings Ltd., Agencia en Chile) 1% (AFIA Finance Corporation Agencia en Chile)
Chubb Servicios Chile Limitada	Chile	99% (Chubb INA International Holdings Ltd., Agencia en Chile) 1% (AFIA Finance Corporation, Agencia en Chile)
PT Chubb General Insurance Indonesia	Indonesia	80%
PT Asuransi Chubb Syariah Indonesia	Indonesia	99.90%
Chubb INA Overseas Holdings Inc.	USA (Delaware)	100%
Chubb European Holdings Limited	UK	100%

Chubb Underwriting (DIFC) Limited	Dubai	100%
Chubb European Group SE	France	99.99% 0.01% (Chubb EU Holdings Limited)
Chubb EU Holdings Limited	UK	100%
Chubb Pension Trustee Limited	UK	100%
Chubb International Investments Limited	UK	99.9999930697% 0.0000069303% (Chubb INA International Holdings Ltd.)
LINA Korea	Korea	100%
Chubb Life Insurance Taiwan Company	Taiwan	100%
Chubb Life Insurance Hong Kong Limited	Hong Kong SAR	100%
Chubb New Zealand Holdings Limited	New Zealand	100%
Chubb Life Insurance New Zealand Limited	New Zealand	100%
JSC Russian Reinsurance Company	Russia	23.34%
LLC Chubb Life Insurance Company	Russia	100%
LLC Chubb Insurance Company	Russia	100%
Chubb Seguradora Macau S.A.	Macau SAR	99.972%
		0.028% (divided evenly amongst Chubb Alternative Risk Ltd., Chubb Insurance Australia Limited, ACE INA Overseas Insurance Company Ltd., Chubb INA Overseas Holdings Inc., AFIA Finance Corporation, Cover Direct, Inc., and Chubb Holdings Canada Ltd.)
Chubb Holdings Limited	Cayman Islands	100%
Chubb Insurance Egypt S.A.E.	Egypt	98.014% 0.551% (Chubb Services UK Limited) 0.551% (Chubb European Holdings Limited)
Chubb Life Insurance - Egypt S.A.E.	Egypt	98.35% 0.98% (Chubb Holdings Limited) 0.67% (AFIA Finance Corporation)

Chubb Seguros Colombia S.A.	Colombia	46.3425521% (Vigilant Insurance Company) 22.1849147% (Insurance Company of North America) 17.0140717% (Chubb INA International Holdings Ltd.) 3.7267150% (INA Financial Corporation) 1.8635395% (Century International Reinsurance Company Ltd.) 2.7335984% (AFIA Finance Corporation) 3.2168475% (Federal Insurance Company) 2.2145351% (Chubb INA Holdings LLC) 0.4827900% (Pacific Indemnity Company) 0.2204036% (Great Northern Insurance Company)
Chubb Seguros Ecuador S.A.	Ecuador	99.99% 0.01% (AFIA Finance Corporation)
Chubb Seguros Panama S.A.	Panama	100%
Chubb Seguros Perú S.A.	Peru	99.99% 0.01% (AFIA Finance Corporation)
Kritaya Tun Co., Ltd.	Thailand	48.9969%
Tun Kaoklai Co., Ltd.,	Thailand	99.99996% 0.000034% (Chubb INA International Holdings Ltd.)
LMG Insurance Public Company Limited	Thailand	74.999956% 24.999968% (Chubb INA International Holdings Ltd.)
Nam Ek Company Limited	Thailand	49%
Eksupsiri Company Limited	Thailand	41.7292242% 40.0927761% (Chubb INA International Holdings Ltd) 18.1779992% (RHP (Thailand) Limited)

Chubb Life Assurance Public Company Limited	Thailand	75.01% 24.99% (Oriental Equity Holdings Limited)
Chubb Samaggi Insurance Public Company Limited	Thailand	92.6892% 6.7913% (Chubb INA International Holdings Ltd.)
Siam Marketing & Analytics Company Limited	Thailand	50.99% 49% (Chubb Asia Pacific Pte. Ltd.)
Chubb Insurance South Africa Limited	South Africa	100%
Chubb Insurance New Zealand Limited	New Zealand	100%
RHP (Thailand) Ltd.	Thailand	49%
Siam Liberty Insurance Broker Co., Ltd.	Thailand	41.5661068% 36.4769556% (Chubb INA International Holdings Ltd.) 16.4693743% (Nam Ek Company Limited) 5.4875632% (AFIA Finance Corporation)
Chubb Brazil Holdings Ltd.	USA (Delaware)	100%
Chubb Resseguradora Brasil S.A.	Brazil	99.99% 0.01% (Chubb INA International Holdings Ltd.)
Chubb International Management Corporation	USA (Pennsylvania)	100%
Cover Direct, Inc.	USA (Delaware)	100%
Chubb INA G.B. Holdings Ltd.	USA (Delaware)	100%
Chubb Services U.K. Limited	UK	100%
Chubb Business Services EMEA Single Member P.C.	Greece	100%
Century Inversiones, S.A.	Panama	100%
Chubb Insurance Pakistan Limited	Pakistan	100%
Chubb Holdings Bermuda Ltd.	Bermuda	100%
ACE INA Overseas Insurance Company Ltd.	Bermuda	100%
Chubb INA Overseas Insurance Company Ltd.	Bermuda	100%
Chubb Insurance Singapore Limited	Singapore	100%
Chubb Insurance Japan	Japan	100%
Chubb SSI Japan	Japan	100%
ACE Marketing Group, C.A.	Venezuela	100%
Chubb Canada Holdings Inc.	USA (Delaware)	68.47% 31.53% (ACE INA Overseas Insurance Company Ltd.)

Chubb Holdings Canada Ltd.	Canada (Ontario)	100%
Chubb Insurance Company of Canada	Canada	100%
Chubb Life Insurance Company of Canada	Canada	100%
Chubb Tempest Re Canada Inc.	Canada	100%
Chubb Insurance Company of Puerto Rico	Puerto Rico	100%
Chubb Insurance Agency Inc.	Puerto Rico	100%
Chubb Insurance Hong Kong Limited	Hong Kong SAR	99.998% 0.002% (ACE INA Overseas Insurance Company Ltd.)
Chubb Life Asia Services Limited	Hong Kong SAR	100%
Chubb Asia Pacific Digital Technology (Shenzhen) Company Limited	China	100%
Chubb Alternative Risk Ltd.	Bermuda	100%
DELPANAMA S.A.	Panama	100%
INAMEX S.A.	Mexico	100%
Oriental Equity Holdings Limited	British Virgin Islands	100%
AFIA Finance Corporation	USA (Delaware)	100%
AFIA Finance Corporation, Agencia en Chile	Chile	100%
Inversiones Continental S.A de C.V.	Honduras	1.29%
AFIA Venezolana C.A.	Venezuela	100%
Chubb Servicios S.A.	Argentina	95% 5% (Chubb INA International Holdings Ltd.)
AFIA Finance Corp. Chile Limitada	Chile	98% 2% (Chubb INA International Holdings Ltd., Agencia Chile)
RIYAD Insurance Co. Ltd.	Bermuda	80%
Chubb Asia Pacific Pte. Ltd.	Singapore	100%
Chubb Business Services Malaysia Sdn. Bhd.	Malaysia	100%
AFIA (INA) Corporation, Limited	USA (Delaware)	100%
AFIA	Unincorporated Association	60% 40% AFIA (Chubb) Corporation Limited
AFIA (Chubb) Corporation Limited	USA (Delaware)	100%
INAVEN, C.A.	Venezuela	100%
Chubb US Holdings Inc.	USA (Delaware)	100%
Westchester Fire Insurance Company	USA (Pennsylvania)	100%
Westchester Surplus Lines Insurance Company	USA (Georgia)	100%
Westchester Specialty Insurance Services, Inc.	USA (Nevada)	100%